                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO.               )


/X/  Filed by the Registrant

/ /  Filed by a Party other than the Registrant

/ /  Check the appropriate box:

/X/  Preliminary  Proxy Statement   / /  Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6 (e) (2) )

/ /  Definitive Proxy Statement


        Soliciting Material Pursuant to Rule 14a-11 (e) or Rule 14a - 12

                             SBS Technologies, Inc.

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11 (c) (1) (ii), 14a-6 (i) (1), or 14a-6 (i)
     (2) or Item 22(a) (2) of Schedule 14A.

/ /  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
     (i) (3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

(5)  Total fee paid:

_______________________________________________________________________________

/ /  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

_______________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

(3)  Filing Party:

_______________________________________________________________________________

(4)  Date Filed:

_______________________________________________________________________________

                             SBS TECHNOLOGIES, INC.
                             2400 LOUISIANA BLVD. NE
                               AFC BUILDING 5-600
                         ALBUQUERQUE, NEW MEXICO  87110
                                    875-0600


                          PROXY STATEMENT AND NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 11, 1997


The Annual Meeting of the Shareholders of SBS Technologies, Inc., a New Mexico corporation, will be held on Tuesday, November 11, 1997, at the Gilbert Stuart Room, 2nd Floor, of the Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts 02116 at 10:00 a.m. EST to act on the following:

     (1)  To elect Directors;
     (2) To consider approval of an amendment to the Company's Articles of Incorporation, as amended, to increase the Company's authorized shares from 30,000,000 to 100,000,000;
     (3)  To consider ratification of the 1998 Long-Term Equity Incentive Plan;
     (4)  To ratify selection of auditors;
     (5) To consider such other business as may properly come before the meeting or any postponement(s) or adjournment(s) of the meeting, including to adjourn from time to time.

The approximate date on which the Proxy Statement and form of Proxy will be sent to shareholders is October 8, 1997.

THE DATE BY WHICH PROPOSALS OF SECURITY HOLDERS INTENDED TO BE PRESENTED AT THE NEXT ANNUAL MEETING MUST BE RECEIVED BY THE COMPANY FOR INCLUSION IN THE COMPANY'S PROXY STATEMENT AND FORM OF PROXY RELATING TO THE MEETING IS JUNE 22, 1998.

Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the meeting. The Board of Directors has fixed September 23, 1997 as the record date for shareholders entitled to notice of and to vote at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                              Scott A. Alexander,
                              Secretary

10/8/1997

                             SBS TECHNOLOGIES, INC.
                             2400 LOUISIANA BLVD. NE
                               AFC BUILDING 5-600
                         ALBUQUERQUE, NEW MEXICO  87110
                                 (505)  875-0600


                                 PROXY STATEMENT

The accompanying Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. EST on November 11, 1997, at the Gilbert Stuart Room, 2nd Floor, of the Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts 02116 and any postponement(s) or adjournment(s) thereof.

A person giving the Proxy may revoke it by written notice to the Secretary of the meeting at any time before voting of the Proxy.

The date of mailing this Proxy Statement and the accompanying Proxy form will be approximately October 8, 1997.

All of the expense involved in preparing, assembling and mailing this Proxy Statement and the accompanying material and all costs of soliciting the Proxy will be paid by the Company.

Only shareholders of record as of the close of business on September 23, 1997 will be entitled to vote. At that date, 5,548,872 shares of the Company's no par value common stock ("Common Stock") were outstanding, each of which is entitled to one vote.

                              STOCKHOLDER PROPOSALS

The date by which proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and Form of Proxy relating to the meeting is June 22, 1998.

                             METHOD OF SOLICITATION

Arrangements may be made with brokerage houses, custodians, nominees and other representatives to send Proxy material to their principals or clients, and the Company will reimburse them for their expenses, estimated not to exceed $5,000. As of the date of this Proxy Statement, no amounts had been spent in connection with solicitation of Proxies. Also, in addition to solicitation by mail, certain Officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit Proxies by telephone, telegraph and personally. The Company has contracted with an independent solicitor, D. F. King & Co., Inc., who will receive compensation not to exceed $15,000, paid for by the Company, to solicit Proxies by mail, telephone or telegraph.

                      ACTIONS TO BE TAKEN UNDER THE PROXIES

The persons acting under the Proxies will vote the shares represented thereby in accordance with the instructions of the persons giving the Proxies.
Unless otherwise directed, votes will be cast:

     1. For the election of the nominees for Director presented in this Proxy Statement. Each of the nominees has consented to be nominated and to serve if elected. To be elected a Director, each nominee must receive the votes of a majority of the shares represented at the meeting. Should any nominee become unable to serve as a Director, which the Board of Directors does not anticipate, the persons named in the Proxy intend to vote for the election of such substitute nominee as the Board of Directors may recommend.

     2. To consider approval of an amendment to the Company's Articles of Incorporation, as amended, to increase the Company's authorized common shares from 30,000,000 to 100,000,000.
     3.   For the ratification of the Company's 1998 Long-Term Equity
          Incentive Plan.
     4. To ratify the selection of auditors. Ratification requires the affirmative vote of a majority of the shares represented at the meeting.
     5. On the transaction of such other business as may properly come before the meeting or any postponement(s) or adjournment(s) of the meeting, including to adjourn the meeting from time to time.

Approval of items 2 and 3 requires a majority of the shares entitled to vote at the meeting to be cast in favor of the proposal. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote FOR, AGAINST, or ABSTAIN from voting, will generally be counted for purposes of determining the minimum number of affirmative votes required for approval of those matters requiring only the affirmative vote of a majority of the shares present at the meeting, and the total number of votes cast FOR each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted.


          INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

All Directors and current employees of the Company, including the Company's Executive Officers (Christopher J. Amenson, the Company's Chairman of the Board and Chief Executive Officer; Stephen D. Cooper, the Company's President and Chief Operating Officer; Scott A. Alexander, the Company's Executive Vice President and Secretary; and James E. Dixon, Jr., the Company's Vice President of Finance and Administration, Treasurer and Chief Financial Officer), are eligible to participate in the 1998 Long-Term Equity Incentive Plan, ratification of which is being voted upon at this Annual Meeting.

                       SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 15, 1997, the beneficial ownership of Common Stock by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

NAME AND ADDRESS           AMOUNT AND NATURE OF         PERCENT OF CLASS
OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP        BENEFICIALLY OWNED
                                   (1)                        (6)

Scott A. Alexander (5)             313,137 (2, 3, 4)           5.6%

Zurich Kemper Investments (7)      295,200                     5.3%

     (1) A person is deemed to be the owner of securities that can be acquired by that person within 60 days of the date of the table upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by that person and that are exercisable within 60 days of the date of this table have been exercised.
     (2) Includes Common Stock owned through the SBS Technologies, Inc. 401(k) Profit Sharing Plan.

     (3) Includes options to purchase 63,636 shares of Common Stock currently exercisable under the Company's stock option plans.
     (4) Includes 27,000 shares of Common Stock held by Mr. Alexander as trustee for the benefit of his minor children.
     (5) The address for the shareholder is in care of the Company at 2400 Louisiana Blvd. NE, AFC Bldg. 5-600, Albuquerque, NM 87110.
     (6) To the Company's knowledge, except where otherwise noted, each person listed has sole voting and investment power as to the shares.
     (7) The address for the shareholder is in care of Zurich Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of September 15, 1997, the beneficial ownership of Common Stock by each Director and nominee for Director of the Company and by all Directors and Officers as a group:

NAME                      AMOUNT AND NATURE OF          PERCENT OF CLASS
OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP         BENEFICIALLY OWNED
                                  (1)                         (7)

Christopher J. Amenson         235,053  (3, 4)                4.1%

Scott A. Alexander             313,137  (3, 5, 6)             5.6%

Warren Andrews                   5,000  (6)                    (2)

William J. Becker               25,700  (6)                    (2)

Lawrence A. Bennigson            7,000  (6)

Stephen D. Cooper                5,020  (3)                    (2)

James E. Dixon, Jr.             30,367  (3, 6)                 (2)

Allen F. White (nominee)           --

All Directors and Officers
   as a group                  621,277                       10.6%

The address for each shareholder is in care of the Company at 2400 Louisiana Blvd. NE, AFC Bldg. 5-600, Albuquerque, NM 87110.

     (1) A person is deemed to be the owner of securities that can be acquired by that person within 60 days of the date of the table upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by that person and that are exercisable within 60 days of the date of this table have been exercised.
     (2)  Owns less than one percent of total outstanding stock.
     (3) Includes Common Stock owned through the SBS Technologies, Inc. 401(k) Profit Sharing Plan.
     (4) Includes options to purchase 197,894 shares of Common Stock; options to purchase 64,561 shares of Common Stock are currently exercisable under the Company's stock option plans and options to purchase 133,333 shares of Common Stock are currently exercisable under option agreements between Mr. Amenson and certain other shareholders of the Company.

     (5) Includes 27,000 shares of Common Stock held by Mr. Alexander as trustee for the benefit of his minor children.
     (6) Includes, as to the person listed, options to purchase shares of Common Stock currently exercisable under the Company's stock option plans; Scott A. Alexander 63,636 options, Warren Andrews 5,000 options, William J. Becker 15,000 options, Lawrence A Bennigson 5,000 options, James E. Dixon, Jr. 30,000 options.
      (7) To the Company's knowledge, except where otherwise noted, each person has sole voting and investment power as to the shares.

The Company knows of no arrangements, including any pledge by any person of the Company's Common Stock, the operation of which may at a subsequent date result in a change in control of the Company.


                       DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

At the Annual Meeting, seven Directors will be elected by the holders of Common Stock to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or as otherwise provided in the Bylaws of the Company. The following persons have consented to be nominated and, if elected, to serve as Directors of the Company.

CHRISTOPHER J. AMENSON, 47, became President and Chief Operating Officer of the Company in April 1992, a Director in August 1992, the Company's Chief Executive Officer in October 1996 and Chairman of The Board in May 1997. For five years before joining the Company, Mr. Amenson was President of Industrial Analytics, Inc., a Boston-based firm engaged in consulting in support of operations, mergers and acquisitions. Mr. Amenson holds a Bachelor's Degree in Government from the University of Notre Dame and a Master's Degree in Business Management from the Sloan Fellows Program at the Massachusetts Institute of Technology.

SCOTT A. ALEXANDER, 47, is a founder of the Company and has served as Director since the commencement of its business activity in September 1987, and as Secretary since November 1987. Mr. Alexander was appointed Vice President in August 1991. Mr. Alexander served as the Company's Treasurer from November 1987 to late 1991. As Chief Technical Officer for the Company, Mr. Alexander supports the design, development and implementation of critical architectural requirements for the Company's products. From November 1985 to September 1987, Mr. Alexander was a Senior Principal Staff Member of the BDM Corporation. During this time he participated in the design of a complete flight test range for the Republic of China, including the design of the Mission Command Center (including control consoles), computer architecture, display and control software. Before November 1985, Mr. Alexander was employed at the Naval Air Test Center, where he was responsible for the continuing development and use of the Tactical Avionics Software Test and Evaluation Facility and the Manned Flight Simulator Facility. Mr. Alexander holds a Master's Degree in Electrical Engineering from Virginia Polytechnic Institute and a Bachelor of Science Degree in Physics from Old Dominion University.

WARREN ANDREWS, 54, Market & Technology Analyst, Embedded Computer Industry, is Editor-In-Chief of RTC MAGAZINE, the leading publication in the open-systems, board-level industry. From 1987 to 1994, Mr. Andrews served as a senior editor for COMPUTER DESIGN MAGAZINE while, at the same time, publishing his own newsletter, EMBEDDED COMPUTER TRENDS. From 1985 to 1987, he served as managing editor of ELECTRONIC DESIGN Magazine. Before 1985, Mr. Andrews was semiconductor editor for ELECTRONIC ENGINEERING TIMES and owned and operated his own business providing electronic design services and developing, manufacturing and selling microprocessor-based switching systems for a variety of audio and video applications in the retail and host industries. In addition, he holds one U.S. patent and has designed other products for the cable TV, burglar and fire alarm, and educational communications markets. Mr. Andrews holds a Bachelor of Science Degree from Fairleigh Dickinson University.

WILLIAM J. BECKER, Brigadier General, retired, 71, became a Director in August 1992. Since 1981 he has been self-employed as a senior independent consultant, advising on international technology, to such organizations as the United States Department of Energy, EG&G Inc., Mactec, Inc., Raytheon Services Co., Westinghouse Electric Corporation and International Technology, Inc. During his long career in the United States Air Force, General Becker oversaw a number of logistics and mobility operations and in his last assignment was commander of the Defense Property Disposal Services. General Becker attended the University of Southern California and holds a Bachelor's Degree in Management and a Master's Degree in Logistics from the Air Force Institute of Technology's Graduate School of Systems & Logistics at Wright Patterson Air Force Base in Ohio.

LAWRENCE A. BENNIGSON, Ph.D., 59, became a Director in November 1995. Dr. Bennigson has provided consulting services on corporate, business and manufacturing strategy and related organizational issues to major corporations and to governments for over 30 years. Dr. Bennigson has been an independent management consultant since January 1994. He worked extensively in European countries as well as on business matters in Russia and China. As Senior Vice President of the former MAC Group, Inc., Dr. Bennigson helped to lead the strategic development of the firm resulting in its 1991 acquisition and merger to become Gemini Consulting. Dr. Bennigson taught executives, graduate students, and undergraduates as a faculty member of the School of Engineering, Stanford University, The Harvard University Graduate School of Business and as a visiting faculty member at the London Business School and the Graduate School of Business, Lund University, Sweden. Before his academic and consulting career, Dr. Bennigson served for six years as a U.S. Naval Officer. Dr. Bennigson holds a Bachelor's Degree in General Engineering from UCLA, as well as Master's and Doctorate Degrees in Industrial Engineering (with specialization in Human Factors Engineering and Industrial Organization) from Stanford University.

STEPHEN D. COOPER, 39, became President and Chief Operating Officer of the Company in May 1997 and a Director in July 1997. From 1996 until joining the Company, Mr. Cooper held the position of President, I-Bus, Inc., a wholly owned subsidiary of Maxwell Technologies, Inc., which specializes in enclosures, backplanes and CPU boards based on passive backplane architecture. Mr. Cooper also held the position of Vice President, Sales & Marketing at I-Bus, Inc. from 1994 to 1996. From 1989 to 1994, Mr. Cooper held positions of Director of Business Development, Director of Worldwide Sales and Director of Marketing for RadiSys Corporation, a developer and manufacturer of embedded PC products. From 1980 to 1989, Mr. Cooper held various marketing and engineering positions with Intel Corporation. Mr. Cooper has authored and published over thirty articles and technical conference papers dealing with computer technology, fault-tolerant computer architectures, bus interfacing standards, open systems and a number of related business and technology issues. Mr. Cooper holds a Bachelor of Science Degree in Electrical Engineering from the University of California, Santa Barbara, California.

ALAN F. WHITE, 59, is Senior Associate Dean at the Massachusetts Institute of Technology ("MIT") Sloan School of Management. Mr. White began his career at MIT in 1973, as an Alfred P. Sloan Fellow, and later served as Director of that Program. From 1956 to 1965 Mr. White worked in the private sector, where he served as a printer, and later worked in financial printing sales and production. Mr. White gained international government experience as a Regional Director for the U.S. Peace Corps in the Philippines from 1963-67. Mr. White was the Director of the University of Hawaii Center for Cross Cultural Training and Research from 1967-70, and served as Executive Assistant for the President of the University of Hawaii from 1971-73. Mr. White has traveled extensively and has been responsible for MIT programs in Asia, Europe and Latin America. His current responsibilities include an assignment in Singapore, where MIT and the Government of Singapore have a five-year agreement to develop a business school at the Nanyang Technological University. Mr. White as served as Director of Executive Education at MIT from 1973 to 1988, and is currently directing the development of a major MIT management education project in China. His activities in Asia encompass Korea, Japan, Thailand, Malaysia, Singapore, Indonesia and China. Mr. White serves on the Boards of Kenan Systems, Celerity Solutions, Inc., Management Sciences for Health, The International Consortium for Executive Development Research, the University Consortium for Executive Education, The French-American Chamber of Commerce, and the Advisory Board of the Japan Management Institute. Mr. White is a member of the Boston Council of the Council on Foreign Relations. Mr. White has served as a consultant in the area of management development and business development to many organizations, including British Petroleum PLC, Citicorp, Inc., Gemini Consulting and the Young Presidents' Organization. Mr. White has published several articles in leading journals in the field of Management Development. Mr. White holds a Bachelor's Degree in Political Science from the University of Miami (Ohio) and a Master's Degree in Business Management from the Sloan Fellows Program at MIT.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

JAMES E. DIXON, Jr., 52, was appointed Vice President of Finance and Administration, Treasurer and Chief Financial Officer of the Company in September 1995. For eight years before joining the Company, Mr. Dixon held the position of Director Finance, Howden Group America, Inc., a wholly owned subsidiary of Howden Group PLC. Howden Group America's subsidiaries, whose combined annual revenue exceeds $200 million, specialize in the design and manufacture of air and gas handling equipment, defense-related products and food processing equipment. Mr. Dixon held various controller positions at Westinghouse Electric Corporation from 1971 to 1985. Mr. Dixon holds a Bachelor's Degree in Business Education from Indiana University of Pennsylvania.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(a) of the Securities Exchange Act of 1934 during the Company's most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and written representations from persons required to file those Forms, the following Directors and Officers have filed late forms; Mr. Alexander filed one form late, Mr. Becker filed one form late, Mr. Bennigson filed two forms late, Mr. A. Wade Black, who resigned as a Director of the Company effective November 26, 1996, filed one form late. The Company has been informed that Mr. A. Rolfe Black and the Albert J. Black and Mary Jane Black Revocable Trust, of which Mr. A. Rolfe Black is a co-trustee, Dorothy W. Black, and Seven Bar Enterprises, Inc., each beneficial owners of more than 10% of the outstanding Common Stock prior to November 18, 1997, each filed one form
late.   All Directors and Officers filed all other reports required by
Section 16(a) of the Act.

DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors held fourteen meetings during fiscal year 1997. Each Director, with the exception of Scott A. Alexander, attended at least 93% of the total number of meetings of the Board and the committees on which the Director served that were held during the period the Director served in such position. Mr. Alexander attended 83% of the regularly scheduled meetings, but was absent from 50% of the Board Meetings held telephonically, called at short notice to handle specific Board matters.

The Board of Directors has three standing committees; Audit, Compensation and Nominating. Currently, the Audit Committee is composed of Directors William J. Becker, Chairman, Lawrence A. Bennigson, and Warren Andrews. The Audit Committee, which held three meetings in fiscal year 1997, is responsible for recommending to the Board of Directors the appointment of the independent auditors of the Company and providing a forum, independent of management, for discussion of any issues the independent auditors choose to raise.

Currently, the Compensation Committee is composed of Directors Lawrence A. Bennigson, Chairman, William J. Becker and Warren Andrews. The Compensation Committee, which held two meetings in fiscal year 1997, is responsible for recommending to the Board of Directors compensation levels for the Chief Executive Officer and the Chief Operating Officer and the general compensation policy for the remainder of the Company. The compensation committee is also responsible for determining options and their terms to be awarded to officers subject to Section 16(b) of the Securities Exchange Act.

Currently, the Nominating Committee is composed of Directors Christopher J. Amenson, Chairman, Scott A. Alexander and Warren Andrews. The Nominating Committee, which held one meeting in fiscal year 1997, is responsible for nominating a proposed slate of Directors for the ensuing year. The proposed slate is approved for recommendation to the shareholders by the Board of Directors. Nominated Directors stand for election by the shareholders at the Company's annual meeting of shareholders. The Company has no provision for recommendation by shareholders of nominees for Director.

                      COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth an overview of compensation for the fiscal years ended June 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and each of the Company's other Executive Officers whose total compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                               Long-Term
                                                                              Compensation
                                             Annual Compensation             Securities Under-          All Other
Name and Principal Position                Salary            Bonus            lying Options            Compensation
                                                                               (# Shares)
Christopher J. Amenson,
Chairman of the Board and
Chief Executive Officer
     1997                                 174,723 (3)        74,880 (10)          50,000                  4,737 (12)
     1996                                 156,000            74,900 (1, 2)             0                  9,332 (6)
     1995                                 131,760 (3)         7,000                    0                  4,939 (5)

Andrew C. Cruce, Ph.D. (9)
Chairman of the Board  and
Chief Executive Officer (retired)
     1997                                 160,630 (3)             0                    0                  3,749 (11)
     1996                                 176,000            82,900 (1, 2)       100,000                  5,336 (4)
     1995                                 132,173 (3)         3,721                    0                  5,181 (5)

Scott Alexander, Executive Vice
President and Secretary
     1997                                 159,281 (3)        58,853 (10)          50,000                  4,222 (5)
     1996                                 133,328            71,500 (1, 2)       100,000                  2,667 (5)
     1995                                 113,731 (3)        25,000                    0                  5,421 (5)

James E. Dixon, Jr.  (7)
Vice President, Finance,
Treasurer & CFO
     1997                                 129,798 (3)        57,525 (10)               0                  5,205 (13)
     1996                                  90,675            40,250 (2)           60,000                 57,875 (8)



(1) Includes bonuses as to each person respectively, of $12,500 for each of Andrew C. Cruce and Christopher J. Amenson and $25,000 for Scott Alexander for fiscal year 1995 but paid in fiscal year 1996.
(2) Includes accrued bonuses of $70,400 for Andrew C. Cruce; $46,500 for Scott Alexander; $62,400 for Christopher J. Amenson and $40,250 for James E. Dixon, Jr. for fiscal year 1996.
(3)  Salary amount includes accrued leave payments made in lump sum.
(4) Includes $4,073 in payments made by the Company pursuant to a contribution matching program under its 401(k) plan and $1,263 of miscellaneous income.
(5) Represents payments made by the Company pursuant to a contribution matching program under its 401(k) plan. Amounts paid under the Company's other employee benefits plans are not included because the benefits provided to officers under these plans are identical to those provided to all other employees.
(6) Includes $4,109 in payments made by the Company pursuant to a contribution matching program under its 401(k) plan, $4,800 paid for accrued leave compensation and $423 of miscellaneous income.
(7) James E. Dixon, Jr. became Vice President of Finance and Administration in September 1995 during the first quarter of fiscal year 1996.

(8) Includes reimbursed moving expenses of $53,416, $3,574 in payments made by the Company pursuant to a contribution matching program under its 401(k) plan and $885 of miscellaneous income.
(9) Dr. Cruce resigned from his position as Chief Executive Officer in October 1996, resigned from his position as Chairman of the Board in May 1997 and voluntarily resigned his employment with the Company effective July 4, 1997.
(10) Accrued bonus for fiscal year 1997.
(11) Includes $3,203 in payments made by the Company pursuant to a contribution matching program under its 401(k) plan and $546 of miscellaneous income.
(12) Includes $4,371 in payments made by the Company pursuant to a contribution matching program under its 401(k) plan and $366 of miscellaneous income.
(13) Includes $4,922 in payments made by the Company pursuant to a contribution matching program under its 401(k) plan and $283 of miscellaneous income.

The table below sets forth information concerning shares acquired upon exercise of stock options and unexercised stock options held by the Executive Officers named in the Summary Compensation Table at June 30, 1997.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                               Value of
                  Shares                                Number of Shares                   Unexercised In-
                 Acquired          Value             Underlying Unexercised              the-Money Options
Name            on Exercise       Realized          Options at June 30, 1997              at June 30, 1997

                                                  Exercisable    Unexercisable      Exercisable    Unexercisable


C. Amenson         55,222       $ 1,725,355         64,561           50,000          $ 1,177,720             0

A. Cruce           36,364         1,056,829         63,636 (1)            0            1,121,585             0

S. Alexander       36,364           970,464         63,636           50,000            1,121,585             0

J. Dixon                0                 0              0           60,000 (2)                0     $ 717,500


(1) Dr. Cruce exercised all of these options on September 8, 1997.
(2) 10,000 of these options became exercisable July 21, 1997 and 20,000 became exercisable September 11, 1997.

The table below sets forth information concerning individual grants of stock options made to the Executive Officers named in the Summary Compensation Table during the year ended June 30, 1997.

                       OPTION GRANTS IN FISCAL YEAR 1997

                        Number of        Percent of Total
                        Securities        Options Granted          Exercise
                        Underlying          to Employees             Price          Expiration
Name                 Options Granted       In Fiscal Year          Per Share           Date             Grant Date Present Value (2)

C. Amenson (1)            50,000                8.4%                $ 31.00          01/29/07                   $ 1,112,200

S. Alexander (1)          50,000                8.4%                  31.00          01/29/07                     1,112,200


(1)  Options were granted under the 1997 Incentive Stock Option Plan;
     25,000 become exercisable when the Company's earnings per share reaches $2.00 per share and 25,000 become exercisable when the Company's earnings per share reaches $2.50 per share. All 50,000 become exercisable seven years from the date of grant.
(2)  The Grant Date Present Value was estimated using the Black-Scholes
     Model with the following weighted average assumptions: expected life of eight years, risk free rate of return of 6.5%, expected volatility of 63.3% and a dividend yield of 0%

COMPENSATION OF DIRECTORS

Before November 12, 1996, non-employee Directors were paid $1,000 per meeting attended. Effective November 12, 1996, non-employee Directors were paid annual retainers of $10,000 for service on the Board and $2,500 for each committee of the Board on which a Director serves. Non-employee Directors were also paid a meeting fee of $1,000 per Board meeting day and travel day. Expenses incurred in connection with attending Board and committee meetings are reimbursed. Effective November 11, 1997, non-employee Directors will be paid an annual retainer of $10,000 for service on the Board and $4,000 for each committee of the Board on which a Director serves. Non-employee Directors will also be paid a meeting fee of $1,000 per Board meeting day and travel day. Expenses incurred in connection with attending Board and committee meetings will be reimbursed. Non-employee Directors will be able to elect, under the Company's 1998 Long-Term Equity Incentive Plan (if ratified by Shareholders), to receive these payments in equivalent shares of the Company's Common Stock subject to, and in accordance with, Section 16(b) of the Securities Exchange Act of 1934. Under the terms of the 1993 Director and Officer Stock Option Plan approved at the 1992 annual meeting and subsequently amended at the 1995 and 1996 annual meetings, each non-employee Director receives an initial option for 5,000 shares upon election or appointment to the Board, and each year thereafter receives an additional option for 5,000 shares. The exercise price of all such options is the market price of the Company's Common Stock as of the respective dates of initial grants and service anniversaries. Messrs. Amenson, Alexander and Cooper as employee Directors, receive no additional compensation for serving as Directors.

EMPLOYMENT AGREEMENTS

Christopher J. Amenson serves as Chairman of the Board and Chief Executive Officer under an employment agreement with the Company executed in April 1992. The agreement, which initially had a five-year term, was amended in September 1997 to a one year agreement which automatically renews each year unless terminated. The agreement currently provides for a base annual salary of $200,000, assigns to the Company certain intellectual property developed by him on Company time, and is terminable by either party, with or without cause, upon six months notice by Mr. Amenson and three months notice by the Company. In addition, the agreement provides for a six month salary continuance severance benefit, contains non-competition clauses which apply during the employment period and for two years thereafter and restrictions against disclosure of proprietary Company information. As part of his compensation and as an inducement to Mr. Amenson to join the Company, he was awarded options under the 1992 Employee Incentive Stock Option Plan and was granted options for 33,333 shares of Common Stock from each of Andrew C. Cruce (a founder and former Chairman of the Board and Chief Executive Officer), Scott A. Alexander, and Byron M. Allen (a founder and former officer of the Company), exercisable at $6.00, and for 33,334 shares from Seven Bar Enterprises, Inc.(former affiliate), also exercisable at $6.00 per share. The options from individuals each (i) terminate not later than December 31, 2000 or one year from the date Mr. Amenson ceases to be employed by the Company, (ii) are not transferable except on death, and (iii) may be exercised only by Mr. Amenson.

Stephen D. Cooper serves as President and Chief Operating Officer of the Company under an employment agreement with the Company executed in May 1997. The agreement is terminable by either party, with or without cause, upon two weeks notice. The agreement currently provides for a base salary of $200,000, provides for a six month salary continuance severance benefit, contains non-competition clauses which apply during the employment period and for one year thereafter and contains other terms substantially similar to the agreement with Mr. Amenson.

Scott A. Alexander serves as Vice President & Secretary of the Company pursuant to an employment agreement with the Company. The contract, which was renewed in October 1993, has a five-year term, assigns to the Company certain intellectual property developed by him on Company time, and is terminable by the Company with or without cause. The employment contract as amended currently provides for a base annual salary of $175,000. Besides salary, the contract provides for a six month salary continuance severance benefit. The contract contains non-competition clauses which apply during the employment period and for two years thereafter. Restrictions against disclosure of proprietary Company information are included.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee is comprised entirely of outside Directors who are not eligible to participate in the compensation programs they oversee. The objective of the Compensation Committee of the Board of Directors is to make recommendations to the Board of Directors concerning policy and procedures which will attract and retain key executives critical to the long term success of the Company and align executive compensation with shareholder interests. The Compensation Committee provides guidance and overview of all executive salary, incentive and benefit programs. It is also the responsibility of the Compensation Committee to evaluate the performance of the Chairman and Chief Executive Officer, and the President and Chief Operating Officer, and recommend their compensation to the full Board of Directors. While the administration of compensation is the responsibility of management, the review and recommendation of the Compensation Committee is required for: overall executive (individuals which lead business or functional responsibility) compensation, philosophy and policy; incentive programs; executive benefit and any prerequisite programs; stock and stock option awards; Board member compensation and any other compensation issues as may be directed to the Compensation Committee.

The total compensation of Christopher J. Amenson, the Chairman and Chief Executive Officer, for fiscal 1997 was a combination of base salary, recommended by the Compensation Committee and based on independent compensation surveys of similar companies of similar size in the electronics industry and similar to companies compared on the accompanying performance graph, and incentive compensation, approved annually by the Compensation Committee, based on the Company's discretionary Management Incentive Plan ("MIP"). Mr. Amenson's employment agreement was amended in January 1997 based on the previously mentioned compensation surveys setting his base salary effective February 1, 1997 at $200,000 annually (see "Employment Agreements"). The MIP provides participants the ability to earn incentive compensation based on achievement of annually set financial goals and specific corporate tasks approved and designated by the Compensation Committee. The MIP for fiscal 1997 was based on the Company exceeding $1.21 earnings per share, including the cost of the incentive, plus accomplishing specific corporate tasks established by the Compensation Committee. In
July 1997, Mr. Amenson was awarded $74,880 in incentive compensation for fiscal 1997 based on the Company exceeding the financial goals as well as accomplishing designated corporate tasks set by the Compensation Committee. In January 1997, the Compensation Committee awarded Mr. Amenson options on 50,000 shares of the Company's Common Stock under the 1997 Incentive Stock Option Plan in conjunction with his appointment as Chief Executive Officer in October 1996. Of these options, 25,000 become exercisable the earlier of the Company achieving an earnings per share of $2.00, or seven years from date of grant, and 25,000 become exercisable the earlier of the Company achieving an earnings per share of $2.50, or seven years from the date of grant.

During fiscal 1997, Andrew C. Cruce, Ph.D. held the position of Chairman and Chief Executive Officer until October 1996 and Chairman until May 1997, voluntarily resigning from each position. Dr. Cruce retired from the Company in July 1997. Dr. Cruce's compensation for fiscal 1997 was base salary only, as he did not participate in the Company's MIP. Dr. Cruce's employment agreement was amended in July 1995 setting his annual base salary at $176,000, based on the previously mentioned compensation surveys. Dr. Cruce's salary remained at this level until February 1997 at which time the Compensation Committee adjusted his salary to $125,000 annually as a result of his resignation as Chief Executive Officer.

     L. A. Bennigson               William J. Becker        Warren Andrews

PERFORMANCE GRAPH

The graph below provides a comparison of the Company's cumulative total stockholder return with performances of the NASDAQ-US, a custom generated peer group and the NASDAQ's computer manufacturer index as a Peer Group. The SBS graph assumes the investment of $100 on June 30, 1992 in SBS common stock. The Peer Group and NASDAQ-US returns assume reinvestment of stock and cash dividends. The returns of each company in the Peer Groups have been weighted annually for their total market capitalization as of the date shown.

                               6/92     6/93    6/94    6/95    6/96     6/97
                               ----     ----    ----    ----    ----     ----
SBS Technologies, Inc.          100       95      90     105     248      463
NASDAQ Stock Market-US          100      126     127     169     218      265
NASDAQ Computer Manufacturer    100      123     101     181     258      325

                                       11

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

             TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors of the Company has approved and recommends to shareholders the approval of an amendment to Article III of the Company's Articles of Incorporation, increasing the authorized no par value common stock ("Common Stock") from 30,000,000 shares to 100,000,000 shares. The relative rights and limitations of the Common Stock would remain unchanged under the amendment. The Common Stock does not have preemptive rights. The entire text of the proposed amendment is attached as Exhibit A.

At September 15, 1997, the Company had 5,528,035 shares of Common Stock issued and outstanding. Approximately 605,011 were reserved for future issuance under the Company's 1993 Director and Officer Stock Option Plan, employee incentive stock option plans, employee stock purchase plan, and warrants issued in connection with the acquisition of GreenSpring Computers, Inc. (together, "Stock Plans and Warrants"), leaving a balance of 23,866,954 shares unissued and unreserved. If the shareholders approve the 1998 Long-Term Equity Incentive Plan (see Ratification of the 1998 Long-Term Equity Incentive Plan), an additional 1,500,000 shares of Common Stock will be reserved for issuance, reducing the authorized but unissued and unreserved shares to approximately 22,366,954.

The additional Common Stock, if authorized, could be issued at the discretion of the Board of Directors without any further action by the shareholders, except as required by applicable law or regulation, in connection with acquisitions, efforts to raise additional capital for the Company and its subsidiaries, the Shareholder Rights Agreement discussed below, or other corporate purposes. Except for the Stock Plans and Warrants, the 1998 Long-Term Equity Incentive Plan (see Ratification of the 1998 Long-Term Equity Incentive Plan) and the Shareholder Rights Agreement described below, the Company currently has no plans or commitments which would involve the issuance of additional Shares of Common Stock. However, one of the Company's business strategies is to grow through acquisition of synergistic businesses. In any such acquisition, shares of Common Stock may be issued as part or all of the consideration for the acquisition.

The Board of Directors has adopted a Shareholder Rights Agreement ("Rights Agreement") under which Common Stock purchase Rights will be distributed to shareholders of record as of the close of business on October 10, 1997. The Rights Agreement is designed to deter coercive or unfair takeover tactics and to prevent an acquirer from gaining control of the Company without offering a fair price to all of the Company's shareholders. Each shareholder will receive one Right for each share of Common Stock held. Each Right will initially entitle a shareholder to purchase six shares of Common Stock at a price of $20 per share upon the occurrence of specified events. As of the time of issuance, the Rights are not expected to be exercised.

Under certain circumstances indicating that an acquiring person or an adverse person is or may be proposing to acquire a significant block of the Common Stock, the right to purchase Common Stock is triggered. Each holder of a Right (other than an acquiring person or adverse person) will be able to purchase the number of shares equal to the result obtained by (x) multiplying the then current purchase price by the number of shares of Common Stock for which a Right was exercisable immediately before the event and (y) dividing that product by 50% of the then current per share market price of the Common Stock on the date of the occurrence of the event. In effect, this allows holders of Rights (other than an acquiring or adverse person) to purchase a determinable number of shares of Common Stock at one-half market value. A similar formula pertains to consolidations, mergers or other business combinations in which the Company is not the surviving company or in which 50% or more of the Company's consolidated assets or earning power is sold. Because of the various contingencies, the number of authorized but unissued shares of Common Stock that may be required to be issued upon exercise of the Rights cannot be determined in advance. Management believes, however, that an increase in authorized capital to 100,000,000 shares is reasonably likely to provide an adequate number of shares should the Rights become exercisable. Should the Rights become exercisable and should the Company not have adequate shares to meet all the exercised Rights, the Company may issue cash, property or other securities.

PRINCIPAL FEATURES OF THE SHAREHOLDER RIGHTS AGREEMENT

DECLARATION OF DIVIDEND. On July 24, 1997, the Board of Directors of SBS Technologies, Inc. (the "Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. The dividend is payable on October 10, 1997 (the "Record Date") to the shareholders of record on that date and for each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date. Each Right entitles the registered holder to purchase from the Company six Common Shares of the Company at a price of $20.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Security Bank, National Association, as Rights Agent (the "Rights Agent").

ISSUANCE OF RIGHTS CERTIFICATE. Until the earlier to occur of (i) the later of the tenth day after the public announcement that an Acquiring Person (who is, unless excepted in the Rights Agreement, together with affiliates and associates, the beneficial owner of 15% or more of the Common Shares of the Company then outstanding) has become such or the Record Date (ii) 10 days (or later date determined by the Board of Directors as specified in the Rights Agreement) following the commencement of, or the public announcement of the intention of a person or group of affiliated or associated persons (other than the Company, a subsidiary of the Company or an employee benefit plan of the Company or a subsidiary) to commence, a tender or exchange offer the consummation of which would result in any person becoming the beneficial owner of Common Shares of the Company aggregating 15% or more of the then outstanding Common Shares, or (iii) the tenth day after the Board of Directors of the Company determines, pursuant to the Rights Agreement, that a person, either alone or together with its affiliates and associates, has at any time after the Rights dividend declaration date become the beneficial owner of an amount of Common Stock which the Board of Directors determines to be substantial (not less than 10% of the shares of Common Stock then outstanding) and a determination by the Board of Directors, after reasonable inquiry that (1) the beneficial ownership by that person is intended to cause the Company to repurchase the Common Stock beneficially owned by that person or to pressure the Company to take action or enter into a transaction or series of transactions intended to provide that person with short-term financial gain under circumstances where the Board of Directors determines that the best long term interests of the Company and its shareholders would not be served by taking that action or entering into those transactions or that series of transactions at that time or (2) the beneficial ownership is causing or is reasonably likely to cause a material adverse impact (including but not limited to, impairment of relationships with customers, or the Company's ability to maintain its competitive policy) on the business or prospects of the Company (an "Adverse Person"), the earlier of those dates being the "Distribution Date", the Rights will be evidenced (subject to the Rights Agreement) by the certificates for Common Shares registered in the names of the holders of them and not by separate Rights certificates, and the right to receive Right certificates will be transferable only in connection with the transfer of Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will send or cause to have sent to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of the holder on the records of the Company, Right certificate(s) evidencing one Right for each Common Share held (subject to adjustment as provided in the Rights Agreement). Only whole number Rights will be issued; cash will be paid in lieu of fractional Rights.

Notwithstanding the foregoing, any other person or group of affiliated or associated persons who, at the close of business on September 15, 1997, was the beneficial owner of at least 829,205 Common Shares (which number of shares constituted 15% of the number of Common Shares outstanding on that date) or 552,804 Common Shares (which number of shares constitutes 10% of the number of Shares outstanding on that date) will not be deemed an Acquiring Person or Adverse Person, respectively, unless that person or group of affiliated or associated persons acquires beneficial ownership of additional Common Shares at any time that that person or group of affiliated or associated persons is or thereby becomes the beneficial owner of 15% or 10% or more, respectively, of the Common Shares then outstanding.

TRANSFER OF RIGHTS. The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Shares; (ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference; and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by that certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and those separate Right certificates alone will evidence the Rights.

EXERCISE OF RIGHTS. The Rights are not exercisable until the Distribution Date. The Rights will expire on September 15, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

ADJUSTMENTS. The Purchase Price payable, the number of Common Shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) if the Company declares a dividend on the Common Shares payable in Common Shares, subdivides the outstanding Common Shares, combines the outstanding Common Shares into a smaller number of Common Shares, or issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), or (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then-current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

CONSOLIDATION OR MERGER. If, after the shares acquisition date, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to purchase, upon the exercise of the Right at the then current Purchase Price, the number of shares of common stock of acquiring company equal to the result of (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right is exercisable and dividing that product by (y) 50% of the current market price per share of common stock of the acquiring company. For example, if at the time of the transaction, the acquiring company's common stock were trading at $120 per share, the Purchase Price of the Rights at the time were $20 per Right share, and each Right represented six shares, then the Right holder would have the right to acquire two shares of the acquiring company for $120.

ACQUIRING PERSON AND ADVERSE PERSON ADJUSTMENT. If someone becomes an Acquiring Person or an Adverse Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person or Adverse Person, which will thereafter be void) will have the right to purchase the number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right was exercisable immediately before the event and (y) dividing that product by 50% of the then current per share market price of the Company's Common Shares on the date of the occurrence of the event. For example, if at the time of the event, the Company's common stock were trading at $60 per share, the Purchase Price of the Rights at the time were $20 per Right share, and each Right represented six shares, then the Right holder would have the right to purchase four Company Common Shares for $120.

EXCHANGE OF RIGHTS. At any time after any person becomes an Acquiring Person or an Adverse Person and before the acquisition by that person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by that person or group, which will have become void), in whole or in part, at an exchange ratio of six Common Shares per Right (subject to adjustment). The Company may, at its option, substitute a series of preferred stock of the Company for Common Shares exchangeable for Rights.

SUBSTITUTE FOR ADJUSTMENT SHARES. If sufficient Common Shares of the Company are not available to permit the exercise in full of the Rights pursuant to the Rights Agreement, the Company will make adequate provision to substitute for Right shares cash, a reduction in the Purchase Price, equity or debt securities of the Company, other assets or any combination of these. If the Company has not made adequate provision to substitute for the Right shares as provided in the Rights Agreement, the Company will deliver Common Shares (to the extent available) and, if necessary, cash, having an aggregate value equal to the excess of the value of the Right shares issuable over the Purchase Price.

DEFERRED ADJUSTMENTS AND FRACTIONAL SHARES. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in that Purchase Price. The Company is not required to issue any fractional Common Shares and in lieu thereof, may pay cash equal to the same fraction of the current market value of a whole Right as of the last trading day before the date the fractional Rights would have been otherwise issuable.

REDEMPTION.   The Company may, at any time before the (i) later of the
fifteenth day following public announcement that an Acquiring Person has become such or the fifteenth day following the Record Date, or (ii) September 15, 2007, resolve to redeem the Rights on such terms, conditions and schedule as the Board of Directors may determine, all but not less than all of the then outstanding Rights at a redemption price of $.001 per Right, (the "Redemption Price") payable in cash, Common Shares (based on the current market price at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors in its sole discretion. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only remaining right of the holders of Rights will be to receive the Redemption Price.

AMENDMENTS. The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to (i) cure any ambiguity, (ii) correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provisions in the Rights Agreement or (iii) lower certain thresholds described in the Rights Agreement to not less than the greater of
(i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

NO RIGHTS AS SHAREHOLDER. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

TAX CONSEQUENCES. While distribution of the Rights will not constitute a taxable event to the shareholders or the Company, the shareholders may, depending on the circumstances, recognize taxable income if the Rights become exercisable for Common Shares (or other consideration) of the Company or for common stock of the acquiring company, as set forth above.

ANTI-TAKEOVER EFFECTS OF THE AMENDMENT

Depending upon the nature and terms of issuance of the additional shares of Common Stock which the proposed amendment would authorize, the issuance could, under certain circumstances, render more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

Moreover, the Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on redemption of the Rights or on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company before the time that the Rights may not be redeemed (as described above) because the

Board of Directors may, at its option, at any time before the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, redeem all but not less than all of the then outstanding Rights at $.001 per Right. The Rights are designed to provide additional protection against abusive takeover tactics such as offers for all shares at less than full value or at an inappropriate time (in terms of maximizing long-term shareholder value), partial tender offers and selective open-market purchases. The Rights are intended to assure that the Company's Board of Directors has the ability to protect shareholders and the Company if efforts are made to gain control of the Company in a manner that is not in the best interests of the Company and its shareholders.

The Company's Articles of Incorporation do not provide for cumulative voting. As a result, in order to be ensured of representation on the Board of Directors, a shareholder must control the votes of a majority of shares present and voting at a shareholders' meeting at which a quorum is present. The lack of cumulative voting requires a person seeking a takeover to acquire a substantially greater number of shares to ensure representation on the Board of Directors than would be the case were cumulative voting available.

Except as explained above, Management is not aware of any provisions of the Articles of Incorporation or Bylaws of the Company which have an anti-takeover effect.

Adoption of the amendment to Article III of the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO ARTICLE III OF THE COMPANY'S ARTICLES OF INCORPORATION.

          RATIFICATION OF THE 1998 LONG-TERM EQUITY INCENTIVE PLAN

BACKGROUND

In 1997, the Board engaged the services of a major international consulting firm with expertise in executive compensation to review, analyze, and make recommendations regarding the Company's executive compensation program. The consultants were selected by, and directly accountable to, the Board's Compensation Committee.

The consultants have recommended a number of changes to the Company's compensation program as it pertains to key executives as well as non-employee Directors. In order to further align executive interests with those of shareholders, the Company has adopted voluntary Common Stock ownership guidelines for both Company Officers and Directors. During the course of the next five years, each Officer is expected to acquire and own, through the exercise of stock options, as well as purchases of Company shares in the open market, a multiple of his or her base salary. For the Chief Executive Officer, this multiple of base salary is three times his base salary based upon his salary in effect of January 1, 1998. The Chief Operating Officer's guideline is a multiple of two times base salary, and all other Officers have a guideline of one times base salary. Directors will be asked to own $50,000 of Company Common Stock within the same five-year guideline period. The Company believes that these stock ownership guidelines will further support a principal objective of the Company's stated compensation philosophy, that is, the linkage of executive and Director interests with those of all other shareholders.

The consultants have further recommended that the Company adopt the SBS Technologies, Inc. 1998 Long-Term Equity Incentive Plan. This Plan, if approved by shareholders, will allow the Company to grant stock options, stock appreciation rights (SARs), restricted stock, performance shares, and other types of long-term incentives to executives and Directors under the broad umbrella of this one Plan. In the past, the Company has used stock options as its sole long-term incentive compensation vehicle. Further, the Company has repeatedly requested shareholders to approve a new stock option plan as the share reserves pursuant to those plans have been used. During the course of the past five years, the Company has adopted and used six long-term incentive plans.

SBS Technologies anticipates that it will continue to grant only stock options to its executives as long-term incentives for the next several years. However, in consideration of the voluntary share ownership guidelines adopted this year, the Company may begin offering executives the right to receive their annual bonuses, in certain increments, in the form of Company restricted stock. The new 1998 Long-Term Equity Incentive Plan will allow the Company to grant restricted shares in settlement of annual bonuses and other shares in lieu of a Director's cash compensation (at the election of the Director) going forward and it is this type of flexibility that the Company is seeking in the approval of the new Plan.

THE PLAN

On September 15, 1997, the Compensation Committee and the Board of Directors formally adopted, subject to the ratification of shareholders of the Company, the SBS Technologies, Inc. 1998 Long-Term Equity Incentive Plan (the "Plan"). A copy of the Plan is attached as Exhibit B to this Proxy Statement. In the following paragraphs, the Plan and its principal provisions are summarized This summary does not purport to be complete and is qualified in its entirety by reference to the Plan. Capitalized terms used but not defined in this section are used as defined in the Plan.

PURPOSES OF THE PLAN. The purposes of the Plan are to attract able persons to enter the employ of the Company as Executive Officers and key employees, to encourage those employees to remain in the employ of the Company and to provide motivation to those employees to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and performance of the Company's Common Stock. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become Directors of the Company and to provide Directors with additional incentive and reward opportunities designed to strengthen their alignment with other shareholders.

ADMINISTRATION. The Plan provides for administration by the Compensation Committee of the Board (the "Committee"). Each member of the Committee must be both a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select eligible persons to receive awards under the Plan and determine the form and amount and other terms and conditions of the awards. Notwithstanding the authority delegated to the Committee to administer the Plan, the Board is given exclusive authority, subject to the express provisions of the Plan, to grant awards under the Plan to non-employee Directors of the Company. However, the Board has no authority under the Plan to select and grant awards to officers and employees of the Company, authority for which is vested exclusively in the Committee. The Plan authorizes the Committee to delegate its authority under the Plan in certain circumstances; provided, however, that only the Committee may select and grant awards to employees who are subject to Section 16 of the Exchange Act or who are "covered employees", as defined in Section 162(m) of the Code.

PARTICIPATION. All full-time employees of the Company and its subsidiaries and all non-employee directors of the Company are eligible to be selected to participate in the Plan, except that no person owning, directly or indirectly, more than 15% of the total combined voting power of all classes of stock shall be eligible to participate under the Plan. Directors may be granted non-qualified stock options and restricted stock awards, as well as stock in lieu of their cash compensation (at their election). The selection of employees is within the discretion of the Committee, and the selection of non-employee directors is within the discretion of the Board. In making this selection, the Committee and the Board may give consideration to the functions and responsibilities of the participant; his or her past, present, and potential contributions to the growth and success of the Company and such other factors deemed relevant by the Committee or the Board.

TYPES OF AWARDS. The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including Incentive Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Shares and Units; and (v) other stock-based awards. These awards may be granted singly, in combination or in tandem as determined by the Committee or the Board. All awards shall be subject to the terms, conditions, restrictions and limitations of the Plan, except that the Committee or the Board may, in its sole judgment, subject any award to such other terms, conditions, restrictions and limitations as it deems appropriate, provided they are not inconsistent with the terms of the Plan.

SHARES RESERVED. The maximum number of shares of Common Stock that shall be available for grant of awards under the Plan shall not exceed 1,500,000, subject to adjustment in accordance with the provisions of the Plan. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or may be shares of Common Stock acquired by the Company (including shares purchased on the open market) or a combination thereof.

Except as provided in the Plan, the issuance of shares in connection with the exercise of or as other payment for awards under the Plan reduces the number of shares available for future awards under the Plan. However, shares of Common Stock related to awards which terminate by expiration, forfeiture, or cancellation without the issuance of shares shall again be available for grant under the Plan. In addition, if shares of Common Stock are delivered or withheld to pay the exercise price of an award or to pay withholding taxes payable upon exercise, vesting or payment of an award, the number of shares available for grant of awards other than Incentive Stock Options under the Plan shall be increased by the number of shares delivered or withheld as payment of such exercise price or withholding taxes.

In the event of changes in the outstanding Common Stock of the Company by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, separations (including a spin-off or other distribution of stock or property), exchanges or other relevant changes in capitalization or other corporate events affecting the Common Stock, outstanding awards under the Plan shall be subject to adjustment by the Committee at its discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such awards to reflect such changes in the outstanding Common Stock. Also, in the event of any such changes in the outstanding Common Stock, the aggregate number of shares available for grant of awards under the Plan may be equitably adjusted by the Committee.

The maximum number of shares of Common Stock for which stock options, stock appreciation rights, and restricted stock may be granted under the Plan to any one employee during a calendar year is 300,000. The maximum award that may be paid to any employee pursuant to the performance shares, performance units, and other performance-based awards is $1,500,000 for any performance period.

STOCK OPTIONS. Awards may be granted under the Plan in the form of options to purchase shares of Common Stock. These options may be nonqualified stock options or Incentive Stock Options, or a combination of both; provided, however, that no Incentive Stock Options shall be granted later than ten years from the date of adoption of the Plan by the Board and only employees shall be eligible to receive Incentive Stock Options. The Committee or the Board will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Common Stock on the effective date of the option's grant. The term of each option shall be as specified by the Committee or the Board, provided that no option shall be exercisable later than ten years from the effective date of the option's grant. Options granted in the form of incentive stock options are designed to comply with Section 422(b) of the Code. Upon exercise of an option, the exercise price may be paid by a participant in cash or an equivalent acceptable to the Committee or by delivering previously acquired shares of Common Stock or, in the case of nonqualified stock options, by withholding shares which otherwise would be acquired on exercise. In addition, any grant of a nonqualified stock option under the Plan may provide that payment of the exercise price of such option may also be made in whole or in part in the form of shares of Common Stock subject to risk of forfeiture or other restrictions on transfer.

STOCK APPRECIATION RIGHTS. The Committee may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. The exercise price of each Stock Appreciation Right shall be determined by the Committee at the time of grant but shall in no event be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. The Participant is entitled to receive an amount equal to the excess of the Fair Market Value of a Share over the grant price thereof on the date of exercise of the Stock Appreciation Right. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price specified in the Award Agreement by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised.

RESTRICTED STOCK. Awards may be granted under the Plan in the form of shares of restricted stock. The Committee or the Board will determine the nature and extent of the restrictions on such shares, the duration of such restrictions and any circumstances under which such shares will be forfeited. Subject to the Committee's or the Board's discretion, during any such period of restriction, holders of shares of restricted stock will have the right to receive dividends on and to vote such shares. At the time of an award of restricted stock, the Committee or the Board will determine the effect on such restricted stock of any termination of employment or service of the holder of such restricted stock prior to the lapse of the applicable restrictions. If the grant of restricted stock is performance based, the total restricted period for any or all shares or units of restricted stock so granted shall be no less than one year. Any other shares of restricted stock shall provide that the minimum period of restrictions shall be three years, which period of restriction may permit the removal of restrictions on no more than one-third of the shares of restricted stock at the end of the first year following the grant date, and the removal of the restrictions on an additional on-third of the shares at the end of each subsequent year. In no event shall any restrictions be removed from shares of restricted stock during the first year following the grant date, except in the event of a change in control.

PERFORMANCE-BASED AWARDS. The Committee may issue Performance Awards in the form of either Performance Units or Performance Shares, subject to the Performance Measures and Performance Period it determines. The extent to which Performance Measures are met will determine the value of each Performance Unit or the number of Performance Shares earned by the Participant. The terms and conditions of each Performance Award will be set forth in an Awards Agreement and/or a Sub-Plan. Payment of the amount due upon settlement of a Performance Award shall be made in cash and/or Stock, paid in lump sum or installments as prescribed by the Committee.

OTHER STOCK-BASED AWARDS. The Committee may issue to Participants, either alone or in addition to other awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an award may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an award.
 Subject to the provisions of the Plan, the Committee in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the Award which shall be specified in an Award Agreement Sub Plan. The Committee may, as a result of certain circumstances, waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award at the time of grant. Directors may, by so notifying the Board or Committee, in accordance with
Section 16(b), elect to receive shares of Common Stock in lieu of cash compensation otherwise payable to them, the share number to be determined by the Board at its discretion and not necessarily at market value.

DIVESTITURE OR CHANGE IN CONTROL. The Plan provides that, in the event of a corporate divestiture or change in control (defined in the Plan to include the dissolution or liquidation of the Company, certain reorganizations, mergers or consolidations of the Company, the sale of all or substantially all the assets of the Company by a person, acquisition of beneficial ownership of 15% or more of the Company's voting securities, individuals serving on the Board when the Plan was adopted cease to be a majority of the Board (except as provided in the Plan), or the occurrence of a change in control of the Company, unless otherwise provided in the related award agreement, the Committee may, in its sole and complete discretion, accelerate the payment or vesting of any award and release any restrictions on any awards.

MODIFICATIONS AND AMENDMENTS. The Board may at any time suspend, terminate, amend or modify the Plan, provided that no amendment or modification shall become effective without the approval of such amendment or modification by the stockholders of the Company if the Company determines that such stockholder approval is necessary or desirable. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any award previously granted under the Plan, without the consent of the participant holding such award (except that such consent shall not be required in the case of an amendment or modification required following a change in law or interpretation thereof to cause options and limited rights under the Plan to continue to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

EFFECTIVE DATE. The Plan became effective, subject to shareholder ratification, on September 15, 1997. The plan has a term of 10 years.

FEDERAL INCOME TAX CONSEQUENCES

The following summary is based upon an analysis of the Internal Revenue Code as currently in effect (the "Code"), existing laws, judicial decisions, administrative rulings, regulations, and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to participants may be either more or less favorable than those described below depending on their particular circumstances.

INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an Incentive Stock Option. The basis of shares transferred to an optionee pursuant to the exercise of an Incentive Stock Option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition will be a capital gain.

The excess of the fair market value of shares received upon the exercise of an Incentive Stock Option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

The Company is not entitled to a deduction upon the exercise of an Incentive Stock Option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitations described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an Incentive Stock Option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an Incentive Stock Option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted stock option, but not stock acquired through the exercise of a non-statutory option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an Incentive Stock Option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an Incentive Stock Option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the amount paid for such stock.

NONQUALIFIED STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. Income recognized upon the exercise of nonqualified stock options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Nonqualified stock options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee, subject to the deduction limitations described below.

The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received pursuant to the nonqualified stock option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of Common Stock are not "statutory option stock" or the statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonqualified stock option will not be statutory option stock and the optionee's basis in the number of shares received in exchange for the stock delivered in payment of the exercise price will be equal to the basis of the !shares delivered in payment. The basis of the remaining shares received upon the exercise will be equal to the fair market value of the shares. However, if the already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not currently clear whether the exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock, or how the optionee's basis will be allocated among the shares received.

STOCK APPRECIATION RIGHTS. There will be no federal income tax consequences to either the participant or the Company upon the grant of stock appreciation rights. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to stock appreciation rights in an amount equal to the aggregate amount of cash or Common Stock received. Subject to the deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount includable in the participant's income.

RESTRICTED STOCK. If the restrictions on an award of restricted stock are of a nature that such shares are both subject to a substantial risk of forfeiture and are not freely transferable within the meaning of Section 83 of the Code, the participant will not recognize income for federal income tax purposes at the time of the award unless such participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid therefor, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of such an election, the participant will be required to include in income for federal income tax purposes in the year in which occurs the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, the fair market value of the shares of restricted stock on such date, less any amount paid therefor. The Company will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock and the Company will be entitled to a corresponding deduction equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock. Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the dividends includable in the participant's income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that such shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the award in an amount equal to the fair market value of the shares of restricted stock on the date of the award, less any amount paid therefor. The Company will be entitled to a deduction at such time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

PERFORMANCE-BASED AND OTHER STOCK-BASED AWARDS. The federal income tax consequences of Performance-Based and Other Stock-Based Awards authorized under the Plan are generally in accordance with the following: Performance Units, Performance Shares, Other Stock Unit Awards or stock-based forms of Awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding tax deduction at the time the Participant recognizes income.

LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1.0 million, unless such compensation is performance-based, is approved by the Company's shareholders, and meets certain other criteria. Compensation attributable to a stock option or a stock appreciation right is deemed to satisfy the requirements for performance-based compensation if (i) the grant or award is made by the Compensation Committee; (ii) the plan under which the option or right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation rights, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. The Plan has been designed to enable awards of options and stock appreciation rights granted by the Compensation Committee to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

In addition, Section 280G of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain individuals if such compensation constitutes an "excess parachute payment." Generally, excess parachute payments arise from certain payments made to disqualified individuals which are in the nature of compensation and are contingent on certain changes in ownership or control of the Company. Disqualified individuals for this purpose include certain employees and independent contractors who are officers, shareholders, or highly-compensated individuals. Accelerated vesting or payment of awards under the Plan upon a change in ownership or control of the Company could result in excess parachute payments. In addition to the deduction limitation applicable to the Company, a disqualified individual receiving an excess parachute payment is subject to a 20 percent excise tax on the amount thereof.

TAX WITHHOLDING. To satisfy applicable withholding tax requirements, the Committee may require payment from an employee, may withhold from payments made under the Plan, or may withhold from other compensation payable to the employee.

OTHER INFORMATION. Because the issuance of awards and the amounts of Common Stock issuable in connection with the awards is entirely within the discretion of the Committee or Board, no estimate can be given of what eligible employees and Directors would have received during the last fiscal year had the Plan been in effect, or will receive during the current fiscal year. Also, no estimate can be given as to which persons are to receive 5% or more of the awards, except that no person owning, directly or indirectly, more than 5% of the total combined voting power of all classes of stock is eligible to participate under the Plan. Moreover, all participants are subject to the maximum awards specified in the Plan (see above).

Of the persons currently eligible to participate in the Plan, three are non-employee Directors, three are Executive Officers and employee Directors, and the balance will be determined at the sole discretion of the Committee; therefore, the total is currently unknown. Six of the seven nominees for the Board of Directors are current Directors. The number of persons eligible to participate in the Plan and the number of participants may vary from year to year.

Please refer to the item entitled "Compensation of Executive Officers" for information concerning plans under which the Company paid or distributed cash or non-cash compensation during the most recent fiscal year.

Ratification of the SBS Technologies, Inc. 1998 Long-Term Equity Incentive Plan requires the affirmative vote of a majority of outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE 1998 LONG-TERM EQUITY INCENTIVE PLAN.

                     RATIFICATION OF SELECTION OF AUDITORS

The Directors have selected KPMG Peat Marwick LLP, independent certified public accountants, as the Company's independent auditors for the 1998 fiscal year. KPMG Peat Marwick LLP has no direct interest in the Company and has had no such interest during the past fiscal year. Representatives of KPMG Peat Marwick LLP will be present at the annual meeting of shareholders and will be given the opportunity to make a statement if they so wish, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THEIR SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                                  ANNUAL REPORT

The Annual Report to Shareholders concerning the operations of the Company for fiscal year ended June 30, 1997, including the financial statements for that year, has been enclosed with this Proxy Statement.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which are to be presented at the meeting. However, if any other matters should properly come before the meeting, the persons named in the Proxy will vote on such matters in accordance with their judgment.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/S/ Scott A. Alexander
Scott A. Alexander, Secretary

EXHIBIT A.

                          ARTICLE III OF THE COMPANY'S
                           ARTICLES OF INCORPORATION
                                    AS AMENDED

     Article III of the Company's Articles of Incorporation is proposed to be amended to read as follows:

     "It will have authority to issue one class of 100,000,000 shares of common stock."

EXHIBIT B.

     SBS Technologies, Inc.

     1998 Long-Term Equity Incentive Plan

Section 1.  Purpose

SBS Technologies, Inc. (hereinafter referred to as the "Company"), a New Mexico corporation, hereby establishes the 1998 Long-Term Equity Incentive Plan (the "Plan") to promote the interests of the Company and its shareholders through the (i) attraction and retention of directors, executive officers and other key employees essential to the success of the Company;
(ii) motivation of executive officers and other key employees using performance related and stock based incentives linked to longer range performance goals and the interests of Company shareholders; and (iii) enabling of these directors and employees to share in the long term growth and success of the Company. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended), Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and any other Stock Unit Awards or stock based forms of awards as the Committee may determine under its sole and complete discretion at the time of grant, subject to the provisions of this Plan document and applicable law.

Section 2.  Effective Date and Duration

The Plan was approved by the Committee and the Board of Directors on September 15, 1997. Subject to shareholder approval, the Plan shall be effective on September 15, 1997; however, any Award granted under this Plan before the Plan is approved by shareholders, shall be granted subject to shareholder approval of the Plan. The Plan shall expire on January 1, 2008; however, all Awards made prior to, and outstanding on such date, shall remain valid in accordance with their terms and conditions.

Section 3.  Definitions

Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

3.1 "Affiliate" shall have the meaning ascribed to such term in Rule 12b 2 under the Exchange Act.

3.2  "Award" means individually or collectively, a grant under this Plan of

Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, or other Stock Unit Awards.

3.3 "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

3.4 "Award Agreement" or "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

3.5 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d 3 under the Exchange Act.

3.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

3.7 "Cashless Exercise" means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the exercise price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm. The date of exercise of a Cashless Exercise shall be the date the broker executes the sale of exercised Shares, or if no sale is made, the date the broker receives the exercise loan notice from the Participant to pay the Company for the exercised Shares.

3.8 "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8 K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; provided, that without limitation, such a Change in Control shall be deemed to have occurred at such time as a "person" (as used in Section 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of 15% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote in elections of directors; or (b) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors comprising the Incumbent Board shall be, for purposes of this subsection (b), considered as though such person were a member of the Incumbent Board. Notwithstanding the foregoing definition, no Change in Control shall be deemed to have occurred unless and until the Participant has actual knowledge from one of the following sources: a report filed with the Securities and Exchange Commission, a public statement issued by the Company, or a periodical of general circulation, including but not limited to The New York Times or The Wall Street Journal.

3.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

3.10 "Committee" means the Compensation Committee of the Board which will administer the Plan pursuant to Section 4 herein.

3.11 "Common Stock" or "Stock" means the Common Stock of the Company, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.

3.12 "Company" means SBS Technologies, Inc., including all Affiliates and Subsidiaries, or any successor thereto.

3.13 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder.

3.14 "Department" means the Department of the Company responsible for Human Resources.

3.15 "Designated Beneficiary" means the beneficiary designated by the Participant, pursuant to procedures established by the Department, to receive amounts due to the Participant in the event of the Participant's death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant's estate.

3.16 "Director" shall mean a non-employee member of the Board of Directors as defined in rule 16b.

3.17 "Disability" means (i) the mental or physical disability, either occupational or non occupational in origin, of the Participant defined as "total disability" in the Long term Disability Plan of the Company currently in effect and as amended from time to time; or (ii) a determination by the Committee of "Total Disability" based on medical evidence that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve months and appears to be permanent.

3.18 "Divestiture" means the sale of, or closing by, the Company of the business operations in which the Participant is employed.

3.19 "Early Retirement" means retirement of a Participant from employment with the Company after age 55, but before the Company's normal retirement date as stated in its employee policies.

3.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

3.21 "Executive Officer" means those individuals designated as "officers" for purposes of Section 16 of the Securities Exchange Act of 1934 by the Board.

3.22 "Fair Market Value" means, on any given date, the closing price of the Stock as reported on the NASDAQ on the immediately preceding trading day, all as reported by such source as the Committee may select.

3.23 "Full time Employee" means an employee designated by the Company as being a "regular, full time employee" who is eligible for all plans and programs of the Company set forth for such employees. This designation excludes all part time, temporary, leased or contract employees and consultants to the Company.

3.24 "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Section 7 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

3.25 "Key Employee" means an officer or other employee of the Company, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company.

3.26 "Nonqualified Stock Option" or "NQSO" means an Option to purchase Stock, granted under Section 7 herein, which is not intended to be an Incentive Stock Option.

3.27 "Normal Retirement" means the retirement of any Participant under the Company's Defined Benefit Retirement Plan at age 65.

3.28 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

3.29 "Other Stock Unit Award" means awards of Stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

3.30 "Participant" means a Key Employee or Director who has been granted an Award under the Plan.

3.31 "Performance Based Exception" means the performance based exception from the tax deductibility limitations of Code Section 162(m).

3.32 "Performance Measures" mean, unless and until the Committee proposes for shareholder approval and the Company's shareholders approve a change in the general performance measures set forth in this article, the attainment of which may determine the degree of payout and/or vesting with respect to Awards which are designed to qualify for the Performance Based Exception, measure(s) chosen from among the following alternatives:

(a)  Total shareholder return (absolute or peer group comparative)

(b)  Stock price increase (absolute or peer group comparative)

(c) Dividend payout as a percentage of net income (absolute or peer group comparative)

(d)  Return on equity (absolute or peer group comparative)

(e)  Return on capital employed (absolute or peer group comparative)

(f) Cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital

(g)  Economic value added (income in excess of capital costs)

(h)  Market share

(I)  Earnings Per Share (absolute or peer group performance)

(j)  Growth in Earnings per share (absolute or peer group performance)

(k) Net income (either pre-tax or after tax and either absolute or peer group performance)

(l) Operating earnings, earnings before interest and taxes ("EBIT") and earnings before interest, taxes, depreciation and amortization ("EBITDA") (absolute or peer group performance)

(m) Annual revenues and growth in revenues (absolute or peer group performance)

3.33 "Performance Award" means a performance based Award, which may be in the form of either Performance Shares or Performance Units.

3.34 "Performance Period" means the time period designated by the Committee during which performance goals must be met.

3.35 "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 10 herein, the value of which is determined, in whole or in part, by the value of Stock in a manner deemed appropriate by the Committee and described in the Agreement or Sub Plan.

3.36 "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 10 herein, the value of which is determined, in whole or in part, by the attainment of pre established goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement or Sub Plan.

3.37 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 9 of the Plan.

3.38 "Person" shall have the meaning ascribed to such term in Section 3 (a)
(9) of the Exchange Act and used in Sections 13 (d) and 14 (d) thereof, including a "group" as defined in Section 13 (d).

3.39 "Plan" means the SBS Technologies, Inc. 1998 Long-Term Equity Incentive Plan as herein described and as hereafter from time to time amended.

3.40 "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Section 9 of the Plan.

3.41 "Rule 16b 3" means Rule 16b 3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34 37260 (May 31, 1996, effective August 15, 1996), or any successor rule as amended from time to time.

3.42 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

3.43 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

3.44 "Stock" or "Shares" means the Common Stock of the Company.

3.45 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Exercise Price of a related Option or the Fair Market Value of the

Stock on the date of grant of the Stock Appreciation Right.

3.46 "Stock Unit Award" means an Award of Common Stock or units granted under
Section 11 of the Plan.

3.47 "Sub Plan" means a written document that permits the grant of Awards consistent with the provisions of this Plan.

3.48 "Subsidiary" means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.

Section 4.  Administration

4.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority and all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement and/or Sub Plan, which need not be identical for types of Awards nor for the same type of Award to different Participants;
(iii) to construe and interpret the Agreements, Sub Plans and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction; and
(vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee may take action by a meeting in person, by unanimous written consent, or by meeting with the assistance of communications equipment which allows all Committee members participating in the meeting to communicate in oral or written form or as permitted by applicable law. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

4.2 Selection of Participants. The Committee shall have sole and complete discretion to determine those Key Employees and Directors who shall participate in the Plan. The Committee may request recommendations for individual Awards from the Chief Executive Officer of the Company and may delegate to the Chief Executive Officer of the Company the authority to make Awards to Participants who are not Executive Officers of the Company, subject to a fixed maximum Award amount for such a group and a maximum Award amount for any one Participant, as determined by the Committee.

Awards made to the Executive Officers shall be determined by the Committee.

4.3 Award Agreements and Sub Plans. Each Award granted under the Plan shall be granted either under the terms of an Award Agreement and/or a Sub Plan. Award Agreements and Sub Plans shall specify the terms, conditions and any rules applicable to the Award, including but not limited to the effect of transferability, a Change in Control, or death, Disability, Divestiture, Early Retirement, Normal Retirement or other termination of employment of the Participant of the Award. If the Award is granted under the terms of an Award Agreement, the Award Agreement shall be signed by an authorized representative of the Company and the Participant, and a copy of the signed Award Agreement shall be provided to the Participant. If the Award is granted under the terms and conditions of a Sub Plan, the Sub Plan shall be approved by the Committee as an Exhibit to the Plan, and a copy of the Sub Plan or a summary description thereof shall be provided to each Participant.

4.4 Committee Decisions. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Company, its stockholders, employees, Participants, and Designated Beneficiaries, except when the terms of any sale or award of shares of Stock or any grant of rights or Options under the Plan are required by law or by the Articles of Incorporation or Bylaws of the Company to be approved by the Company's Board of Directors or shareholders prior to any such sale, award or grant.

4.5 Rule 16b 3 and Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b 3 or Section 162(m).

4.6 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses incurred from their administration of the Plan. Such reasonable expenses include, but are not limited to, attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

Section 5.  Eligibility

The Committee in its sole and complete discretion shall determine the Key Employees, including officers and Directors, who shall be eligible for participation under the Plan, subject to the following limitations: (i) no member of the Committee or Director shall be eligible to participate under the Plan except with full Board approval; (ii) no person owning, directly or indirectly, more than 15% of the total combined voting power of all classes of Stock shall be eligible to participate under the Plan, and (iii) only Full time Employees shall be eligible to participate under the Plan, except that Directors may be granted Nonqualified Stock Options or Restricted Stock awards.

Section 6.  Shares Subject to the Plan

6.1 Number of Shares. Subject to adjustment as provided in Section 6.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 1,500,000 Shares of Common Stock, which may be in any combination of Options, Restricted Stock, or any other rights or Options. Shares of Common Stock may be available from the authorized but unissued Shares of Common Stock, or any Shares of Common Stock acquired by the Company, including Shares of Common Stock purchased in the open market. Except as provided in Section 6.2 and 6.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

6.2 Lapsed Awards of Forfeited Shares. If (i) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason other than exercise of the Award, or (ii) if Shares issued pursuant to the Awards are canceled or forfeited for any reason, such Shares subject to such Award shall thereafter again be available for grant of an Award under the Plan.

6.3 Delivery of Shares as Payment. If a Participant pays for any Option or other Award granted under the Plan or for withholding taxes through the delivery of previously acquired shares or withholding of shares of Common Stock, or withholding of shares of common stock which otherwise would have been issued, the number of shares of Common Stock available for Awards under the Plan shall be increased by the number of Shares surrendered by the Participant, or withheld, subject to Rule 16b 3 as interpreted by the Securities and Exchange Commission or its staff.

6.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non specified events. Such specified events include but are not limited to the following:

(a) If the outstanding Shares of the Company are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect to such Shares, for a different number or type of Shares, or if additional Shares or new or different Shares are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in:
(i) the maximum number of shares of Stock available for the Plan as provided in Section 6.1 herein, (ii) the type of Shares or others securities available for the Plan, (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan, and (iv) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding awards, but without change in the aggregate purchase as to which such Options remain exercisable or Restricted Stock releasable.

(b) If other events not specified above in this Section 6.4, such as any extraordinary cash dividend, split up, spin off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event affect the Common Stock such that an adjustment is
necessary to maintain the benefits or   potential benefits intended to be
provided under this Plan, then the Committee in its discretion may make adjustments to any or all of (i) the number and type of Shares which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan, (ii) the grant, exercise or conversion price of any Award made under the Plan thereafter, and (iii) the number and price (including Exercise Price) of each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable. Any adjustment as provided above shall be subject to any applicable restrictions set forth in Section 13 or in Section 162(m).

(c)  Any adjustment made by the Committee pursuant to the provisions of this
Section 6.4, subject to approval by the Board of Directors, shall be final, binding and conclusive. A notice of such adjustment, including identification or the event causing such an adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments, and shall be forfeited.

Section 7.  Stock Options

7.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to Key Employees and Directors as it shall determine, provided however, that Directors may only receive NQSO's. The Committee shall have sole and complete discretion in determining the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which an Option pertains, any conditions imposed upon the exercisability or transferability of the Options, the conditions under which the Option may be terminated and any such other provisions as may be warranted to comply with the law or rules of any securities trading system or stock exchange. Notwithstanding the preceding, grants to Directors must be approved by the full Board. Each Option grant shall have such specified terms and conditions detailed in an Award Agreement. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option.

7.2 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined at the time of grant and by the Committee, subject to the limitation that the Option Price shall not be less
than 100% of Fair Market Value of the   Common Stock on the Grant Date.

7.3 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which will be specified in the Award Agreement and need not be the same for each Participant. However, no Option may be exercisable after the expiration of ten years from the Grant Date.

7.4 Method of Exercise. Options shall be exercised by the delivery of a written notice from the Participant to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full in cash, or its equi-valent, or by delivery of Shares of Stock (not subject to any security interest or pledge) or withholding (in the case of NQSO's) shares which would otherwise be acquired upon exercise, valued at Fair Market Value at the time of exercise or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. In addition, any NQSO granted under the Plan may provide, at the committee s discretion, that payment of the exercise price may also be made in whole or in part in the form of shares of common stock subject to risk of forfeiture or other restrictions. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, Stock certificates in an appropriate amount based upon the number of Shares with respect to which the option is exercised, issued in the Participant's name.

7.5 Notice. Each Participant shall give prompt notice to the Company of any disposition of Shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two (2) years after the date of grant or one (1) year after the date of transfer of such Shares to the Participant upon the exercise of such Incentive Stock Option.

7.6 Maximum Award. Each Participant's Award shall be limited to the maximum Award set out in Section 12 of this Plan.

Section 8.  Stock Appreciation Rights

8.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan and applicable law, the Committee at any time and from time to time, may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time of the Option or at a later time.

8.2 Price. The exercise price of each Stock Appreciation Right shall be determined at the time of grant by the Committee, subject to the limitation that the grant price shall not be less than 100% of Fair Market Value of the Common Stock on the Grant Date.

8.3 Exercise. The Participant is entitled to receive an amount equal to the excess of the Fair Market Value of a Share over the grant price thereof on the date of exercise of the Stock Appreciation Right.

8.4 Payment. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of Exercise of the Stock Appreciation Right over the grant price specified in the Award Agreement by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised.

8.5 Maximum Award. Each Participant's Award shall be limited to the maximum Award set out in Section 12 of this Plan.

Section 9.  Restricted Stock

9.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants, and in such amounts and for such duration and/or consideration as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other considerations are satisfied as determined by the Committee at its sole discretion.

9.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction; the conditions which must be satisfied prior to removal of the restriction; the number of Shares of Restricted Stock granted; and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Award Agreement: (i) restrictions on acceleration or achievement of terms or vesting based on any business or financial goals of the Company, including, but not limited to the Performance Measures set out in Section 3.33, and (ii) any other further restrictions that may be advisable under the law, including requirements set forth by the Securities Act, any securities trading system or stock exchange upon which such Shares under the Plan are listed.

9.3 Removal of Restrictions. Except as otherwise noted in this Section 9, Restricted Stock covered by each Award made under the Plan shall be provided and become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee. Except as specifically provided in this Section 9, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the stockholders of the Company. If the grant of Restricted Stock is performance based, the total Restricted Period for any or all shares or units of Restricted Stock so granted shall be no less than one (1) year. Any other shares of Restricted Stock issued pursuant to this Section 9 shall provide that the minimum Period of Restrictions shall be three (3) years, which Period of Restriction may permit the removal of restrictions on no more than one third (1/3) of the shares of Restricted Stock at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one third (1/3) of the Shares at the end of each subsequent year. In no event shall any restrictions be removed from shares of Restricted Stock during the first year following the Grant Date, except in the event of a Change in Control.

9.4 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those Shares.

9.5 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

9.6 Maximum Award. Each Participant's Award shall be limited to the maximum Award set out in Section 12 of this Plan.

Section 10.  Performance Based Awards

10.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Measures and Performance Period as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

10.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Measures in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Measures are met will determine the value of the Performance Unit to the Participant or the number of Performance Shares earned by the Participant. Such Performance Measures may be particular to a Participant, may relate to the performance of the Subsidiary or Affiliate which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The terms and conditions of each Performance Award will be set forth in an Agreement and/or a Sub Plan.

10.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Measures established by the Committee and set forth in the Agreement and/or Sub Plan have been satisfied.

10.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

10.5 Maximum Award. Each Participant's Award shall be limited to the maximum Award set out in Section 12 of this Plan.

Section 11.  Other Stock Based Awards

11.1 Grant of Other Stock Based Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock or other securities. The Committee, in its sole and complete discretion, may determine that an Award, either in the form of a Stock Unit Award under this
Section 11 or as an Award granted pursuant to Sections 7 through 10, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") of the Award. The Award Agreement and/or Sub Plan shall specify the rules of each Award as determined by the Committee. However, each Stock Unit Award need not be subject to identical rules.

11.2 Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

(a) Common Stock or other securities issued pursuant to Other Stock Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death of the Participant. All rights with respect to such other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal guardian.

(b) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

(c) The Committee, in its sole and complete discretion, may establish certain Performance Measures that may relate in whole or in part to receipt of the Stock Unit Awards.

(d) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified employment period.

(e) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award at the time of grant.

11.3 ELECTION BY DIRECTORS. For any service year as a Director of the Company, a Director may elect to have up to 100% of the Director's cash compensation to be payable by the Company during that year for the Director's services as a Director applied to the purchase of shares of Common Stock ("Elected Amount"), as provided in this Section. "Service year" means the period of a Director's service beginning upon the Director's election or appointment and ending at the next meeting of shareholders of the Company at which Directors are elected, but will never be less than three months. The Director must notify the Board of Directors in writing of that election before the first day of the service year for which the election is made, or as required by Section 16(b), (or before such later date as may be approved by the Board of Directors). Unless otherwise determined by the Board of Directors, a separate election must be made for each service year. An election made pursuant to this Section shall be irrevocable from and after the first day of that service year; provided, however, that an election made during a service year for the remaining portion of that service year shall be irrevocable from and after the date the election is made. Elections shall be made on a form prescribed by the Board of Directors.

11.4 ISSUANCE OF SHARES PURSUANT TO ELECTION. Promptly following the end of each year of a Director's service, the Company shall, subject to the provisions of this Section, issue to each Director who elected to receive shares of Common Stock, effective as of the last day of that service year, a number of whole shares determined by the Board of Directors. This issuance shall be deemed to be a separate Share Award made to the Director. No fractional shares of Common Stock shall be issued to an electing Director by the Company under this Section, and no cash payment or other adjustment shall be made in respect of any such fractional share that would otherwise be issuable.

11.5 ELIGIBILITY OF ELECTING DIRECTOR. A Director must be serving as a Director on the last day of the service year in order to be eligible to receive shares of Common Stock pursuant to this Section in respect of the Director's Elected Amount, if any, for that service year. Any Director who becomes ineligible to receive shares of Common Stock in respect of the Director's Elected Amount for a service year because the Director's service as a Director terminated before the last day of the service year shall be paid any earned amounts of the Elected Amount in cash, without interest, as promptly as practicable following the date of the termination of service, and the election made by that Director with respect to the Elected Amount shall be null and void effective as of the date of that termination of service.

11.6 RESTRICTION ON TRANSFER OF SHARES. No shares issued to a Director in respect of an Elected Amount shall be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Director, other than by will or pursuant to the laws of descent or distribution (unless otherwise permitted under Section 16(b), as determined by the Board of Directors in its sole discretion, and at the Board's sole option), until six months have elapsed from the effective date of issuance of those shares. The Company shall hold the certificates representing those shares (and any other securities distributed in respect of them) for the Director's benefit until the restrictions on transfer have lapsed. Subject to the restrictions of this paragraph, a Director shall have all rights as a shareholder, including voting rights and the right to receive dividends and distributions, with respect to the Director's shares.

Section 12.  Special Provisions Applicable to Covered Participants

Unless the Committee in its sole discretion determines that any Award made to a Covered Employee is not intended to qualify for the exemption for performance based compensation under Section 162(m), Awards subject to Performance Measures paid to Covered Participants under this Plan shall be governed by the conditions of this Section 12 in addition to the requirements of Sections 9, 10 and 11 above. Should conditions set forth under this
Section 12 (when applicable) conflict with the requirements of Sections 9, 10, and 11, the conditions of this Section 12 shall prevail.

(a) Performance Measures for Covered Participants shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date during the Performance Period as may be permitted under Section 162(m). Performance Measures for Covered Participants may include alternative and multiple

Performance Measures and may be based on one or more business criteria.

(b) All Performance Measures must be objective and must satisfy third party "objectivity" standards under Section 162(m).

(c) The Performance Measures shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

(d) The Award and payment of any Award under this Plan to a Covered Participant with respect to the relevant Performance Period shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Measures relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

(e) The maximum Award that may be paid to any Covered Participant under the Plan pursuant to Sections 9, 10, and 11 for any Performance Period is $1,500,000. The maximum number of shares of Stock subject to Options, Stock Appreciation Rights and/or Restricted Stock granted to any Covered Participant for any Performance Period shall be 300,000 Shares.

(f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this
Section 12.

Section 13.  General Provisions

13.1 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld with respect to the Awards made under this Plan. In the event an Award is paid in the form of Common Stock, the Committee may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Common Stock, or, in lieu thereof the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.

13.2 No Right to Employment. No granting of an Award shall be construed as a right to employment with the Company.

13.3 Rights as Shareholder. Subject to the Award provisions, no Participant or Designated Beneficiary shall be deemed a shareholder of the Company nor have any rights as such with respect to any shares of Common Stock to be provided under the Plan until he or she has become the holder of such Shares. Notwithstanding the aforementioned with respect to Stock granted under a Restricted Stock Agreement under this Plan, the Participant or Designated Beneficiary of such Award shall be deemed the owner of such Shares. As such, unless contrary to the provisions herein or in any such related Award Agreement, such stockholders shall be entitled to full voting, dividend and distribution rights as provided any other Company stockholder.

13.4 Construction of the Plan. The Plan, and its rules, rights, Agreements, Sub Plans and regulations, shall be governed, construed, interpreted and administered in accordance with applicable Federal laws, or to the extent that Federal laws do not apply, the laws of the State of New Mexico. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, or portion of provision, of the Plan overall, which shall remain in full force and effect.

13.5 Amendment of Plan. The Committee or Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement for the performance based compensation exception under Section 162(m). The Committee in its discretion may amend the Plan so as to conform with local rules and regulations subject to any provisions to the contrary specified herein.

13.6 Amendment of Award. At any time and in its sole and complete discretion, the Committee may amend any Award for the following reasons: (i) additions and/or changes are made to the Code, any federal or state securities law, or other law or regulations subsequent to the date of grant, and have an impact on the Award; or (ii) for any other reason not described in clause (i) provided the Participant gives his or her consent to such amendment.

13.7 Exemption from Computation of Compensation for Other Purposes. By accepting an Award under this Plan, each Participant agrees that such Award shall be considered special incentive compensation and will be exempt from inclusion as "wages" or "salary" for purposes of calculating benefits under pension, profit sharing, disability, severance, life insurance, and other employee benefit plans of the Company, except as otherwise provided in those benefit plans.

13.8 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing shares of Stock sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such Shares.

13.9 Executive Officers and Covered Participants. All Award Agreements and/or Sub Plans for Participants subject to Section 16(b) shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b 3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b 3. All performance based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance based compensation exemption of Section 162(m), unless the Committee, in its sole discretion, determines that an Award to a Covered Participant is not intended to qualify as exempt performance based compensation

13.10 Change in Control. In the event of a Change in Control, the Committee may, in its sole and complete discretion, accelerate the payment or vesting of any Award and release any restrictions on any Awards.

13.11 Divestiture. In the event of a Divestiture, the Committee may, in its sole and complete discretion, accelerate the payment or vesting of any Award and release any restrictions on any Awards.

13.12 Unfunded Obligation. Nothing in this Plan shall be interpreted or construed to require the Company in any manner to fund any obligation to the Participants or any Designated Beneficiary. Nothing contained in this Plan nor any action taken hereunder shall create, or be construed to create a trust of any kind, or a fiduciary relationship between the Company and/or the Committee, and the Participants and/or any Designated Beneficiary. To the extent that any Participant or Designated beneficiary acquires a right to receive payments under this Plan, such rights shall be no greater than the rights of any unsecured general creditor of the Company.

13.13 Plan Expenses. All reasonable expenses of the Plan shall be paid by the Company.

                               PROXY
                                OF
                       SBS TECHNOLOGIES, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON NOVEMBER 11, 1997.

The undersigned hereby appoints Christopher J. Amenson and James E. Dixon, each of them, Proxies, with full power of substitution, to vote and act with respect to all shares of SBS Technologies, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at 10:00 a.m. EST on Tuesday, November 11, 1997 at the Gilbert Stuart Room, 2nd Floor, of the Four Seasons Hotel, 200 Roylston Street, Boston, Massachusetts, and at any postponement(s) or adjourment(s) thereof, and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the meeting.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY THE UNDERSIGNED FOR ANY PURPOSE.

If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

SBS Technologies, Inc.'s Directors recommend a vote to elect all nominees and "For" the proposals. SHARES WILL BE VOTED AS RECOMMENDED BY THE DIRECTORS UNLESS OTHERWISE INDICATED. The Board of Directors knows of no other proposed matters to be brought before the meeting.

     1.     ELECTION OF DIRECTORS

     _____ FOR all nominees listed below (except as indicated to the contrary below)

     _____ WITHHOLD AUTHORITY to vote for all nominees listed below.

Scott A. Alexander, Warren W. Andrews, Christopher J. Amenson, William J. Becker, Lawrence A. Bennigson, Stephen D. Cooper, Allen F. White.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


     2. APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE COMPANY'S AUTHORIZED SHARES FROM 30,000,000 TO 100,000,000.

            [ ] For Approval     [  ] Against Approval     [  ] Abstain

     3.     RATIFICATION OF THE 1998 LONG-TERM EQUITY INCENTIVE PLAN

            [ ] For Ratification     [  ] Against Ratification     [  ] Abstain

     4. RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING 1998.

            [ ] For Ratification     [  ] Against Ratification     [  ] Abstain

     5. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF, THE PERSONS NAMED AS PROXIES OR THEIR SUBSTITUTES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.




SIGN HERE AS NAME(S) APPEAR ON THE ADDRESS LABEL


__________________________________        DATE____________________

__________________________________        DATE____________________

Please sign this Proxy and return it promptly. If signing for a corporation or partnership or as agent, attorney, or fiduciary, indicate the capacity in which you are signing. Joint owners should each sign.